                                                                    EXHIBIT 99.5

                   FORM OF PROXY CRABTREE CAPITAL CORPORATION

- --------------------------------------------------------------------------------
REVOCABLE PROXY          CRABTREE CAPITAL CORPORATION

       475 NORTH MARTINGALE ROAD, SUITE 440, SCHAUMBURG, ILLINOIS  60173
                                 (847) 517-8030
                        SPECIAL MEETING OF SHAREHOLDERS
                          AUGUST 28, 1996, 11:00 A.M.

The undersigned hereby appoints Howard D. Adams and Robert P. Knight, with full power of substitution, to act as attorney and proxy for the undersigned, and to vote all shares of common stock of Crabtree Capital Corporation ("Crabtree") which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting"), to be held on August 28, 1996, at 11:00 a.m., local time, at "Corporate Link Conference Facility", 520-540 Lake Cook Road, Deerfield, Illinois 60015, and at any and all adjournments or postponements thereof, as marked on the reverse side.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. If any other business is presented at the Special Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

The undersigned hereby acknowledges receipt from Crabtree prior to the execution of this proxy of a Notice of Special Meeting of Shareholders and of a Joint Proxy Statement/Prospectus dated __________, 1996.

(PLEASE MARK THIS PROXY AND SIGN AND DATE IT ON THE REVERSE SIDE HEREOF AND
RETURN IT IN THE ENCLOSED ENVELOPE.)
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                          CRABTREE CAPITAL CORPORATION

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL

1. Approval and adoption of the Amended and Restated Agreement and Plan of Reorganization dated as of May 28, 1996, by and among North Shore and Lake Forest Bancorp II, Hinsdale Bancorp II, Libertyville Bancorp II and Crabtree Capital Corporation II and Lake Forest Bancorp, Inc., Hinsdale Bancorp, Inc., Libertyville Bancorp, Inc. and Crabtree Capital Corporation.

        [ ]  FOR                  [ ]  AGAINST             [ ]  ABSTAIN


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

                                    Dated:_____________________________, 1996

                                    __________________________________________
                                              Signature of Stockholder

                                    __________________________________________
                                              Signature of Stockholder


Please sign exactly as your name appears on this card (do not print).

When shares are held by joint tenants, both should sign, but only one signature is required. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY.
- --------------------------------------------------------------------------------